UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 23, 2022

PFSweb, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

505 MILLENNIUM DRIVE
ALLEN, TX 75013
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(972) 881-2900
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PFSW	NASDAQ	Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters of a Vote of Security Holders

On August 23, 2022, PFSweb, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders at 10:00 a.m. Central Time (the "Annual Meeting"). Only the stockholders of record as of the close of business on June 29, 2022 (the "Record Date") were entitled to vote at the Annual Meeting. As of the Record Date, 22,627,759 shares of the Company's common stock were issued, outstanding and entitled to vote, of which 19,295,352 shares were represented, in person or by proxy, at the Annual Meeting, which constituted a quorum. The final results of the stockholder vote on each proposal brought before the Annual Meeting as disclosed in the Company's proxy statement were as follows:

1. The following individuals were elected as directors to serve for a one-year term expiring at the 2023 Annual Meeting, or until his or her successor is qualified and appointed, based upon the following votes:

Nominees	Shares Voted For	Shares Voted Against	Abstained
David I. Beatson	14,843,563	1,062,423	169
Monica Luechtefeld	15,159,684	746,258	213
Shinichi Nagakura	15,811,096	94,844	215
Ben Rosenzweig	14,906,393	999,543	219
Robert Frankfurt	15,181,039	724,897	219
G. Mercedes De Luca	15,499,885	406,055	215
Michael Willoughby	15,791,684	80,141	34,330

2. A non-binding, advisory vote on the compensation of the "Named Executive Officers" was approved based upon the following votes:

Shares Voted For	Shares Voted Against	Abstained	Broker Non-Votes
13,381,964	2,469,532	54,659	3,389,197
3.An amendment to the Company's Rights Agreement with Computershare Inc. was approved based upon the following votes:

Shares Voted For	Shares Voted Against	Abstained	Broker Non-Votes
14,235,290	1,670,309	556	3,389,197

4.A vote to approve BDO USA, LLP as the Company's independent auditors for the fiscal year ended December 31, 2022, was approved based upon the following votes:

Shares Voted For	Shares Voted Against	Abstained
19,161,311	133,644	397

ITEM 8.01 Other Events

On August 23, 2022, the Company issued a press release announcing the results of the Company's Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release Issued August 23, 2022
104	Cover Page Interactive Data file, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.

Dated: August 24, 2022	By:	/s/ Thomas J. Madden
Thomas J. Madden
Executive Vice President, Chief Financial Officer